                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
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     (4) Date Filed:
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
                                     [LOGO]

August 23, 1999

Dear Shareholder:

    The Board of Directors and management of Cutter & Buck Inc. cordially invite you to attend the Annual Meeting of Shareholders. The meeting will be held on Tuesday, October 5, 1999 at 10:00 a.m., in the Ballroom of the Broadmoor Golf Club, 2340 Broadmoor East, Seattle, Washington. In addition to the business items listed in the proxy statement, there will be a report on the progress of the Company and an opportunity to ask questions of general interest to you as a Shareholder.

    YOUR VOTE IS VERY IMPORTANT. Therefore, whether or not you plan to attend the meeting in person, please sign and return the enclosed proxy in the envelope provided. If you attend the meeting and desire to vote in person, you may do so even though you have previously sent a Proxy.

                                          Sincerely,

                                                        [SIG]

                                          Harvey N. Jones
                                          CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                                     [LOGO]

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON TUESDAY, OCTOBER 5, 1999

To the Shareholders of Cutter & Buck Inc.:

    Notice is hereby given that the Annual Meeting of Shareholders of Cutter & Buck Inc. (the "Company") will be held on Tuesday, October 5, 1999 at 10:00 a.m. in the Ballroom of the Broadmoor Golf Club, 2340 Broadmoor East, Seattle, Washington for the following purposes:

    1. To elect two Class II directors for a term of three years, to serve until the 2002 Annual Meeting of Shareholders and until their respective successors are elected and have qualified;

    2.  To approve the 1999 Nonemployee Director Stock Incentive Plan;

    3.  To ratify the appointment of independent auditors for the Company; and

    4. To transact any other business which may properly come before the meeting or any adjournment thereof.

    Holders of Common Stock at the close of business on July 28, 1999 are entitled to notice of, and to vote at, the meeting. Shareholders are cordially invited to attend the meeting in person.

                                          By Order of the Board of Directors,

                                                         [SIG]

                                          Martin J. Marks
                                          PRESIDENT AND SECRETARY

Cutter & Buck Inc.
2701 First Avenue, Suite 500
Seattle, Washington 98121
August 23, 1999
--------------------------------------------------------------------------------

IMPORTANT: Please fill in, date, sign and return the enclosed Proxy in the postage-paid envelope to ensure that your shares are represented at the meeting. If you attend the meeting, you may vote in person, if you wish to do so, even though you have previously sent in your Proxy.
--------------------------------------------------------------------------------

                               CUTTER & BUCK INC.
                                PROXY STATEMENT
                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

    The enclosed Proxy is solicited by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held on Tuesday, October 5, 1999, and at any adjournment or adjournments thereof (the "Annual Meeting"). The Company first mailed this Proxy Statement to Shareholders on or about August 23, 1999.

RECORD DATE AND OUTSTANDING SHARES

    Only Shareholders of record on the books of the Company at the close of business on July 28, 1999 will be entitled to notice of, and to vote at, the Annual Meeting. On that date there were issued and outstanding 10,032,475 shares of Common Stock of the Company.

    On May 28, 1999, the Board of Directors approved a 3-for-2 stock split of the shares of our Common Stock, to be effected in the form of a share dividend on shares of Common Stock outstanding on June 4, 1999. The distribution of shares was made on June 15, 1999. All share and per share information in this Proxy Statement has been adjusted to reflect the 3-for-2 stock split.

SOLICITATION AND REVOCABILITY OF PROXIES

    Proxies may be solicited by officers, directors and regular supervisory employees of the Company, none of whom will receive any additional compensation for their services. Solicitation of proxies may be made personally or by mail, telephone, telecopy or messenger. All costs of solicitation of proxies will be paid by the Company.

    Any Shareholder granting a proxy has the power to revoke it at any time before it is exercised. A proxy may be revoked either by (i) filing with the Secretary of the Company prior to the Annual Meeting, at the Company's executive offices, either a written revocation or duly executed proxy bearing a later date, or (ii) attending the Annual Meeting and voting in person, regardless of whether a proxy has previously been given. Attendance at the Annual Meeting will not revoke a Shareholder's proxy unless the Shareholder votes in person.

QUORUM AND VOTING

    Under Washington law and the Company's Restated Articles of Incorporation, a quorum consisting of a majority of the outstanding shares entitled to vote must be represented in person or by proxy to elect directors and to transact any other business that may properly come before the meeting. In the election of directors, the nominees elected are the two individuals receiving the greatest number of votes cast by the shares present in person or represented by proxy and entitled to vote. Any action other than a vote for a nominee will have the effect of voting against the nominee. The 1999 Nonemployee Director Stock Incentive Plan will be approved and the appointment of independent auditors will be ratified if the votes cast in favor of the respective proposal exceed the votes cast against it. Abstention from voting or broker nonvotes will have no effect since such actions do not represent votes cast.

    If the accompanying Proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the instructions given. In the absence of instructions to the contrary, the shares will be voted in accordance with the Board of Directors' recommendations. The Company is not aware, as of the date hereof, of any matters to be voted upon at the Annual Meeting other than those described in this Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth, as of July 28, 1999, certain information with respect to the beneficial ownership of the Company's Common Stock by: (i) each person known by the Company to own beneficially more than 5% of the Common Stock, (ii) each of the Company's directors, (iii) certain of the Company's executive officers, and (iv) all directors and executive officers as a group. Except as otherwise noted, the named beneficial owner has sole voting and investment power.

                                                                   SHARES
                                                                BENEFICIALLY       PERCENTAGE OF
NAME AND ADDRESS                                                    OWNED              CLASS
------------------------------------------------------------  -----------------  -----------------
J. & W. Seligman & Co., Inc.(1).............................        612,000                6.1%
Scudder Kemper Investments Inc.(2)..........................        512,000                5.1%
Harvey N. Jones(3)..........................................        386,365                3.9%
Martin J. Marks(4)..........................................        167,341                1.7%
Michael S. Brownfield(5)....................................        120,960                1.2%
Frances M. Conley(6)........................................         84,664                  *
Larry C. Mounger(7).........................................         40,405                  *
Stephen S. Lowber(8)........................................         23,099                  *
Patricia A. Nugent(9).......................................         49,098                  *
Jim C. McGehee(10)..........................................         21,431                  *
James C. Towne(11)..........................................         12,936                  *
All directors and executive officers as a group (14
  persons)(12)..............................................        984,844                9.8%

------------------------

   * Less than one percent

 (1) As of July 23, 1999. The address of J. & W. Seligman & Co., Inc. is 100 Park Avenue, Eighth Floor, New York, New York 10017.

 (2) As of July 23, 1999. The address of Scudder Kemper Investments Inc. is 345 Park Avenue, New York, New York 10154.

 (3) Includes 33,374 shares issuable upon exercise of options exercisable within 60 days of July 28, 1999. Excludes 11,107 shares held by the Jones-Iannucci Educational Trust, of which Mr. Jones' children are the sole beneficiaries.

 (4) Includes 31,664 shares issuable upon exercise of options exercisable within 60 days of July 28, 1999.

 (5) Includes 13,872 shares issuable upon exercise of options exercisable within 60 days of July 28, 1999.

 (6) Includes 3,468 shares issuable upon exercise of options exercisable within 60 days of July 28, 1999. 81,196 of these shares are held by Roanoke Capital, Ltd. ("Roanoke Capital"). Ms. Conley, a director of the Company, is a shareholder, director and principal of Roanoke Capital. The only other shareholder, director and principal of Roanoke Capital is Gerald R. Conley, Ms. Conley's husband.

 (7) Includes 27,744 shares issuable upon exercise of options exercisable within 60 days of July 28, 1999.

 (8) Includes 21,562 shares issuable upon exercise of options exercisable within 60 days of July 28, 1999.

 (9) Includes 48,470 shares issuable upon exercise of options exercisable within 60 days of July 28, 1999.

 (10) Includes 19,687 shares issuable upon exercise of options exercisable within 60 days of July 28, 1999.

 (11) Includes 6,936 shares issuable upon exercise of options exercisable within 60 days of July 28, 1999.

 (12) Includes 266,776 shares issuable upon exercise of options exercisable within 60 days of July 28, 1999.

                       EXECUTIVE OFFICERS OF THE COMPANY

    The executive officers of the Company are as follows:

NAME                                                      AGE                           POSITION
-----------------------------------------------------     ---     -----------------------------------------------------
Harvey N. Jones*.....................................         48  Chairman and Chief Executive Officer
Martin J. Marks......................................         50  President, Chief Operating Officer, Treasurer and
                                                                    Secretary
Jim C. McGehee.......................................         49  Vice President of Sales
Patricia A. Nugent...................................         44  Vice President of Merchandise and Design
Jon P. Runkel........................................         42  Vice President of Production
Philip C. Davis......................................         41  Vice President of Operations
Stephen S. Lowber....................................         48  Vice President and Chief Financial Officer
Philip B. Jones*.....................................         46  Vice President of International / Managing Director
                                                                    of Cutter & Buck (Europe) B.V.
Jeffrey S. Buchman...................................         51  Vice President of Marketing and Communications
John W. Leech........................................         41  Vice President and Chief Information Officer

------------------------

*   Harvey N. Jones and Philip B. Jones are brothers.

    The biographies of the executive officers who are not directors are as follows:

    JIM C. MCGEHEE, Vice President of Sales, joined Cutter & Buck in February 1990. Mr. McGehee has a bachelor's degree in business (marketing) from Auburn University.

    PATRICIA A. NUGENT, Vice President of Merchandise and Design, joined Cutter & Buck in December 1993 and served as Vice President of Production from April 1994 to April 1996. Ms. Nugent has a bachelor's degree in clothing and textile design from the University of Washington and a design certificate from the Modeschule der Stadt Wien in Vienna, Austria.

    JON P. RUNKEL, Vice President of Production, joined Cutter & Buck in April 1995 and served as Operations Manager from April 1995 to April 1996. From October 1994 to April 1995, he was a production manager of Organik Technologies, Inc., an apparel manufacturer, producing contract work for such names as Patagonia, Eddie Bauer, Timberland and Jantzen, and from March 1993 to September 1994, he was a consultant on operations and production for Susan Barry Designs, a women's line.

    PHILIP C. DAVIS, Vice President of Operations, joined Cutter & Buck in January 1997. From 1987 to 1996, he held various positions at Stusser Electric, an electrical parts distribution company, including President from 1994 to 1996. Mr. Davis has a bachelor's degree in economics from Stanford University.

    PHILIP B. JONES, Vice President of International / Managing Director of Cutter & Buck (Europe) B.V., joined Cutter & Buck in July 1997. From 1989 to 1997, Mr. Jones was an independent international trade consultant serving certain major U.S. companies. Mr. Jones holds a bachelor's degree in East Asian studies from Harvard University.

    STEPHEN S. LOWBER, Vice President and Chief Financial Officer, joined Cutter & Buck in September 1997. From April 1992 to June 1997, Mr. Lowber was Chief Financial Officer of LUXAR Corporation, a medical devices manufacturing company. Mr. Lowber has a bachelor's degree in accounting from Western Washington University and a master's degree in business administration from Seattle University, and he is a certified public accountant.

    JEFFREY S. BUCHMAN, Vice President of Marketing & Communications, joined Cutter & Buck in July 1998. From 1974 to June 1998, Mr. Buchman was a faculty member at The Fashion Institute of Technology, most recently serving as the Chairman of the Advertising and Marketing Communications

Department. From 1986 to 1998, he also served as the President of The Telefashion Group, a provider of marketing and communications consulting services. Mr. Buchman has a bachelor's degree in English from the State University of New York at Buffalo and a master's degree in communications management from Brooklyn College.

    JOHN W. LEECH, Vice President and Chief Information Officer, joined Cutter & Buck in July 1999. From 1993 to June 1999, Mr. Leech was Director, Information Technology with Korry Electronics Company, an aerospace display component manufacturer and a subsidiary of Esterline Technologies, a publicly-held manufacturing conglomerate. Mr. Leech has a bachelor's degree in operations research from the United States Air Force Academy and a master's degree in computer science from the University of Washington.

    Officers serve at the discretion of the Board of Directors.

                       COMPENSATION OF EXECUTIVE OFFICERS
                        IN THE YEAR ENDED APRIL 30, 1999

SUMMARY COMPENSATION TABLE

    The following table sets forth certain information concerning compensation paid or accrued to the Company's Chairman and Chief Executive Officer and its four most highly-compensated officers who earned salary and bonus of at least $100,000 (the "Named Executive Officers") for services rendered to the Company in all capacities during the fiscal year ended April 30, 1999:

                                                                                   LONG TERM COMPENSATION
                                                                                           AWARDS
                                                                  ANNUAL          -------------------------        ALL
                                                               COMPENSATION        RESTRICTED   SECURITIES        OTHER
                                                          ----------------------     STOCK      UNDERLYING    COMPENSATION
NAME AND PRINCIPAL POSITION                      YEAR     SALARY($)    BONUS($)   AWARDS($)(1)  OPTIONS(#)       ($)(2)
---------------------------------------------  ---------  ----------  ----------  ------------  -----------  ---------------
Harvey N. Jones..............................       1999  $  264,625  $   50,500   $  141,758       31,500      $     384
  Chairman and                                      1998  $  203,750  $   55,000          -0-       45,000      $     384
  Chief Executive Officer                           1997  $  157,500  $    7,500          -0-          -0-      $     552
Martin J. Marks..............................       1999  $  224,417  $   83,250   $   74,399       22,500      $     384
  President, Chief Operating                        1998  $  180,000  $   45,000          -0-       37,500      $     384
  Officer, Treasurer and Secretary                  1997  $  150,000  $    7,500          -0-          -0-      $     492
Jim C. McGehee...............................       1999  $  223,333  $   57,268   $   67,315       11,250      $     384
  Vice President of Sales                           1998  $  177,500  $   51,350          -0-       22,500      $     384
                                                    1997  $  110,000  $  101,922(3)         -0-        -0-      $     492
Stephen S. Lowber............................       1999  $  150,042  $   22,750   $   52,642       11,250      $     384
  Vice President and                                1998  $   76,423(4)        -0-         -0-      37,500      $     244
  Chief Financial Officer                           1997         N/A         N/A          N/A          N/A            N/A
Patricia A. Nugent...........................       1999  $  135,000  $   29,875   $   30,423       11,250      $     384
  Vice President of Merchandise                     1998  $  115,750  $   17,500          -0-       22,500      $     384
  and Design                                        1997  $  101,000  $    7,500          -0-          -0-            N/A

------------------------

(1) These amounts represent shares of restricted stock granted to the named executive officers on August 5, 1998 and on August 13, 1999, as valued as of those dates. Shares of restricted stock vest at a rate of 25% every six months. Executives will be entitled to receive dividends, if any are declared on the Company's Common Stock, on these shares of restricted stock. The value of the August 5, 1998 shares as of April 30, 1999 would have been as follows:

Harvey N. Jones......  $  84,395
Martin J. Marks......  $  24,094
Jim C. McGehee.......  $  30,098
Stephen S. Lowber....  $  26,527
Patricia A. Nugent...  $  10,844

(2) Represents term life insurance premiums.

(3) Bonus amounts received by Mr. McGehee in fiscal 1997 represent sales commissions.

(4) Mr. Lowber commenced employment with the Company on September 1, 1998.

(5) Mr. Jones commenced employment with the Company on April 1, 1997.

OPTION GRANTS IN LAST FISCAL YEAR

    The following table sets forth certain information as of April 30, 1999 and for the fiscal year then ended concerning stock options granted to the Named Executive Officers:

                                                             INDIVIDUAL GRANTS
                               -----------------------------------------------------------------------------
                                    NUMBER OF       PERCENT OF TOTAL                  MARKET
                                   SECURITIES        OPTIONS GRANTED    EXERCISE       PRICE                  GRANT DATE
                               UNDERLYING OPTIONS    TO EMPLOYEES IN      PRICE      ON GRANT    EXPIRATION     PRESENT
NAME                             GRANTED (#)(1)        FISCAL YEAR       ($/SH)     DATE($/SH)      DATE      VALUE($)(2)
-----------------------------  -------------------  -----------------  -----------  -----------  -----------  -----------
Harvey N. Jones..............          22,500                10.3%      $   13.79    $   13.79     06/02/08    $ 193,500
                                        9,000                 4.1%      $   14.09    $   14.09     08/31/08    $  78,420
Martin J. Marks..............          18,750                 8.6%      $   13.79    $   13.79     06/02/08    $ 161,250
                                        3,750                 1.7%      $   14.09    $   14.09     08/31/08    $  32,675
Jim C. McGehee...............          11,250                 5.1%      $   13.79    $   13.79     06/02/08    $  96,750
Stephen S. Lowber............          11,250                 5.1%      $   13.79    $   13.79     06/02/08    $  96,750
Patricia A. Nugent...........          11,250                 5.1%      $   13.79    $   13.79     06/02/08    $  96,750

------------------------

(1) The options listed vest and become exercisable in four equal annual installments. To the extent not already vested, the options generally become fully vested and exercisable upon a change in control of the Company.

(2) This column represents the present value of the options on the grant date using the Black-Scholes valuation method. The actual value, if any, that an executive officer may realize may be greater or less than potential realizable values set forth in the table.

OPTION EXERCISES IN FISCAL 1999 AND AGGREGATE FISCAL YEAR-END OPTION VALUES

    The following table sets forth certain information as of April 30, 1999 regarding options held by the Named Executive Officers:

                                                              SECURITIES UNDERLYING        VALUE OF UNEXERCISED
                                  NUMBER OF                   UNEXERCISED OPTIONS AT     IN-THE-MONEY OPTIONS AT
                                   SHARES                     FISCAL YEAR END(#)(1)       FISCAL YEAR END($)(2)
                                 ACQUIRED ON     VALUE      --------------------------  --------------------------
NAME                             EXERCISE(#)  REALIZED ($)  EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
-------------------------------  -----------  ------------  -----------  -------------  -----------  -------------
Harvey N. Jones................      48,753   $    852,849      41,250        76,500     $ 587,904    $   406,037
Martin J. Marks................      93,021   $  2,175,258      17,602        60,000     $ 134,710    $   326,489
Jim C. McGehee.................      44,502   $  1,057,693      11,250        33,750     $  76,893    $   199,648
Stephen S. Lowber..............         -0-            -0-      14,062        34,688     $  33,627    $   139,807
Patricia A. Nugent.............         -0-            -0-      40,033        31,875     $ 498,805    $   169,854

------------------------

(1) The options listed are incentive or nonqualified stock options granted under the Company's 1991 and 1995 Stock Option Plans and under the 1997 Stock Incentive Plan. The exercise price of each option is equal to the fair market value of the underlying Common Stock on the date of grant. The options listed above vest and become exercisable in four equal installments. To the extent not already vested, the options generally become fully vested and exercisable upon a change in control of the Company.

(2) Based on the closing price of the Company's Common Stock as quoted on the Nasdaq National Market on April 30, 1999 ($17.25), less the exercise price. The actual value realized may be greater or less than the potential realizable values set forth in the table.

                          CHANGE IN CONTROL AGREEMENTS

    Mr. Harvey Jones and Mr. Martin Marks are each a party to a change in control agreement with the Company. The agreements obligate the Company to make a lump sum payment of one year's base salary plus the amount of the executive's bonus for the most recent fiscal year, if any, if the executive is terminated or upon certain resignations in connection with a change in control transaction. In connection with the change in control agreements, each of Mr. Jones and Mr. Marks signed a Confidentiality and Noncompetition Agreement that extends for one year after such termination or resignation.

    COMPENSATION COMMITTEE REPORT ON FISCAL YEAR 1999 EXECUTIVE COMPENSATION

    The Compensation Committee is comprised of three nonemployee directors. The Committee is responsible for establishing and administering the Company's policies that govern compensation and benefit practices for employees of the Company and its subsidiaries. The Committee also evaluates the performance of the executive officers of the Company and its subsidiaries for purposes of determining their base salaries, cash and equity-based incentives and related benefits.

COMPENSATION GOALS

    The goals of the compensation program are to align the interests of executive management with the long-term interests of Shareholders and to motivate Company executives to achieve the strategic business goals of the Company. The compensation program is designed to recognize the contributions of the executive officers, and to provide compensation opportunities which are comparable to those offered by competitors in the sportswear industry. In furtherance of these goals, the Company's compensation package for its officers includes both short-term and long-term features in the form of base salary, cash- and equity-based incentives (in the form of restricted stock) keyed to Company performance and other equity-based incentives (in the form of stock options) which are granted at the discretion of the Committee.

    During fiscal year 1999, the Committee engaged the services of Watson Wyatt & Company, a compensation consultant, to evaluate the Company's executive compensation structure. Based on the results of the study, the Committee re-evaluated different aspects of the current compensation program and adopted a new annual incentive bonus plan as described below.

BASE SALARIES

    Base salaries for all officers are reviewed annually. In evaluating salaries, the Committee uses compensation surveys pertaining to companies within the fashion industry of similar size, and considers the officer's individual performance and contribution to team building efforts of the Company during the prior year. In determining how the respective officer contributes to the Company, the Committee considers current corporate performance, including sales growth, market position and increased brand identity, as well as the potential for future performance gains. The Committee has neither set targets related to these factors nor attributed any specific weight to them for purposes of determining base salaries.

ANNUAL INCENTIVE BONUS

    In August 1998, 80% of the Company's executive officers received bonuses under the Company's old bonus plan ranging from $4,000 to $70,000. Certain executive officers elected to take all or a portion of their cash bonus in Company stock pursuant to a one-time arrangement. As a result, a total of 11,221 shares were issued in lieu of cash bonuses.

    Pursuant to the Committee's re-evaluation of different aspects of the compensation program as described above, the Committee adopted a formal, written bonus plan with pre-established bonus amounts corresponding to a pre-determined percentage of base salaries. Bonuses under the plan are payable for the prior fiscal year upon completion of the audit for that year. Bonus amounts are based on the achievement of pre-established quantitative performance goals related to net income and qualitative performance goals related to inventory management and team building efforts. No bonuses are payable under the plan until minimum pre-established levels of net income are met. For fiscal 1999, the minimum level of net income was achieved and all the Company's executive officers received bonuses under the new plan on August 13, 1999 ranging from 11% to 38% of base salaries or from $15,000 to $101,000. The new bonus plan mandates that 50% of bonus amounts be paid in restricted stock of the Company (with the ability to elect up to 100%), valued at 85% of the fair market value of the Company's Common Stock on the date of grant. As a result, 17,525 shares of restricted stock were issued in lieu of the cash bonuses paid on August 13, 1999. Shares issued in lieu of cash bonuses are subject to a two year vesting requirement.

OTHER EQUITY-BASED INCENTIVES

    The Company provides its executive officers with long-term incentives through its Stock Incentive Plan. One of the primary objectives of the Plan is to provide the Company's executive officer participants with an incentive for them to make decisions and take actions which maximize long-term shareholder value. The Plan is designed to promote this long-term focus by using discretionary grants of stock options and long-term vesting periods. The Committee favors intermittent option grants to ensure that participants always have at least a portion of their options unvested. The Committee believes this practice promotes motivation and retention of key personnel.

    Subject to the terms of the Plan, the Committee determines the terms and conditions of options, including the exercise price. It has been the practice of the Committee to grant options with an exercise price equal to the closing bid price of the Company's Common Stock as reported on the Nasdaq National Market as of the date of grant. Prior to and in connection with the Company's initial public offering in August 1995, the Committee accelerated the then-outstanding unvested stock option awards by revising the existing vesting schedules such that 50% of the options would vest on the first anniversary of the original date of the grant and 25% would vest on each of the second and third anniversaries thereafter, as long as the optionee remained in the employ of the Company. Option awards granted subsequent to the Company's initial public offering generally vest in four equal annual installments beginning one year from date of grant. The Committee believes that stock options provide an incentive for executive officers, allowing the Company to attract and retain high quality management.

    The Plan also allows the Company to grant Company stock to officers and employees of the Company and its subsidiaries but none has been issued to date.

COMPENSATION OF THE CHAIRMAN AND CHIEF EXECUTIVE OFFICER

    In assembling the Chairman and Chief Executive Officer's compensation package, the Committee pursues the same objectives which apply for the Company's other executive officers. Although the Committee's overall goal is to set the Chairman and Chief Executive Officer's salary at the median base for competitors which are similar in industry size and performance, the actual level approved by the Committee may be higher or lower based upon the Committee's subjective evaluation of the annual and long-term performance of the Company, the individual performance of the Chairman and Chief Executive Officer, and the cash resources and needs of the Company. Reflecting that, the increase in Mr. Jones' salary for fiscal 1999 was due to his significant contributions in sales growth, the introduction of the women's product line, the development of the Company's retail concept, increased brand identity and overall performance.

                                          COMPENSATION COMMITTEE
                                              Larry C. Mounger (Chair)
                                              Michael S. Brownfield
                                              Frances M. Conley

                            STOCK PRICE PERFORMANCE

    The following graph compares the cumulative total return of Company Common Stock, the Nasdaq Stock Market--U.S. Index and the Nasdaq Non-Financial Index. The cumulative total return of Company Common Stock assumes $100 invested on August 15, 1995 in Cutter & Buck Inc. Common Stock.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                      Dollars
                           CUTTER & BUCK INC.        NASDAQ STOCK MARKET (U.S.)         NASDAQ NON-FINANCIAL
8/15/95                                   100                               100                          100
4/96                                      152                               118                          117
4/97                                      152                               125                          119
4/98                                      337                               187                          176
4/99                                      329                               254                          245

                     PROPOSAL NO. 1--ELECTION OF DIRECTORS

    The Amended and Restated Articles of Incorporation of the Company provide that the Board of Directors shall be divided into three classes, with such classes to be as nearly equal in number as the total number of directors constituting the entire Board permits. The Company's Board of Directors consists of six members, with two members in each of the classes. Upon the expiration of the term of a class of directors, nominees for such class are elected to serve for a term of three years and until their respective successors have been elected and qualified. The current terms of the Class II directors, Mr. Harvey
N. Jones and Mr. Michael S. Brownfield, expire upon the election and qualification of the directors to be elected at the Annual Meeting. The Board of Directors has nominated Mr. Jones and Mr. Brownfield for reelection to the Board of Directors at the Annual Meeting, to serve until the Annual Meeting of Shareholders for fiscal 2002 and until their respective successors have been elected and qualified. The terms of the Class I and Class III directors expire at the Annual Meetings of Shareholders for fiscal 2001 and fiscal 2000, respectively.

    Unless otherwise directed, the persons named in the proxy intend to vote all proxies for the election of Mr. Jones and Mr. Brownfield to the Board of Directors. The nominees have consented to serve as directors of the Company if elected. If, at the time of the Annual Meeting, either Mr. Jones or Mr. Brownfield is unable or declines to serve as a director, the discretionary authority provided in the enclosed Proxy will be exercised to vote for a substitute candidate designated by the Board of Directors. The Board of Directors has no reason to believe that either of the nominees will be unable or will decline to serve as a director.

The Board unanimously recommends that you vote for the reelection of Harvey N. Jones and Michael S. Brownfield as Class II directors of the Company.

Information on the Directors and Director nominees follows:

                                                       DIRECTOR             PRINCIPAL OCCUPATION AND BUSINESS
NAME (AGE)                                               SINCE              EXPERIENCE FOR THE PAST FIVE YEARS
----------------------------------------------------  -----------  ----------------------------------------------------
Harvey N. Jones (48)................................        1990   Mr. Jones, a co-founder of the Company, has been
                                                                     Chief Executive Officer and a director of the
                                                                     Company since its inception in January 1990 and
                                                                     has been Chairman of the Board of Directors since
                                                                     1997.
Michael S. Brownfield (59)..........................        1995   Mr. Brownfield is a private investor and has a
                                                                     bachelor's degree in chemistry from the University
                                                                     of Oregon. Mr. Brownfield is the Chairman of
                                                                     Accurate Molded Plastics, a private manufacturer
                                                                     of tooling and injection-molded plastics. He
                                                                     serves on the boards of directors of Heartsmart,
                                                                     Inc., a private biomedical company, Northwest
                                                                     Cascade, Inc., a private construction company,
                                                                     Kitsap Entertainment Corporation, a private
                                                                     restaurant franchisee, and Global Tel Resources,
                                                                     Inc., a private telecommunications company.

                                                       DIRECTOR             PRINCIPAL OCCUPATION AND BUSINESS
NAME (AGE)                                               SINCE              EXPERIENCE FOR THE PAST FIVE YEARS
----------------------------------------------------  -----------  ----------------------------------------------------
Frances M. Conley (56)..............................        1990   Ms. Conley has been a shareholder, director and
                                                                     principal of Roanoke Capital, the general partner
                                                                     of Roanoke Investors Limited Partnership, a
                                                                     venture capital limited partnership since 1982.
                                                                     She has a bachelor's degree in music from Emmanuel
                                                                     College and a master's degree in business
                                                                     administration from the Harvard Graduate School of
                                                                     Business Administration. Ms. Conley is a director
                                                                     of Recreation Equipment Inc., a private national
                                                                     retailer of outdoor gear and clothing.
Martin J. Marks (50)................................        1997   Mr. Marks, President, Chief Operating Officer,
                                                                     Treasurer and Secretary of the Company, joined
                                                                     Cutter & Buck as Chief Financial Officer in
                                                                     January 1991. Prior to being named President in
                                                                     May 1997, he held the position of Sr. Vice
                                                                     President. Mr. Marks has a bachelor's degree in
                                                                     business administration from Portland State
                                                                     University.
Larry C. Mounger (62)...............................        1990   Mr. Mounger has been the Chairman and Chief
                                                                     Executive Officer of Sunrise Clothing Inc., a
                                                                     screen-printing and embroidery company, since June
                                                                     1997. From January 1993 until October 1995, he
                                                                     served as President, Chief Executive Officer and a
                                                                     director of Sun Sportswear, Inc., a publicly-held
                                                                     garment screenprinter. He has a bachelor's degree
                                                                     in business administration and a juris doctor
                                                                     degree from the University of Washington.
James C. Towne (56).................................        1997   Mr. Towne has been Chairman of Greenfield
                                                                     Development Corporation, a remediation and
                                                                     development company, since 1995. From 1982 to
                                                                     1995, he was President, CEO or Chairman of various
                                                                     companies, including Osteo Sciences Corporation,
                                                                     Photon Kinetics, Inc., MCV Corporation, Metheus
                                                                     Corporation and Microsoft Corporation. Mr. Towne
                                                                     also serves on the board of directors of Tully's
                                                                     Coffee Co., a private specialty coffee retailer.
                                                                     He has a bachelor's degree in economics and a
                                                                     master's degree in business administration from
                                                                     Stanford University.

    Directors hold office until the next Annual Meeting of Shareholders of the Company and until their successors have been elected and qualified.

INFORMATION ON COMMITTEES OF THE BOARD OF DIRECTORS AND MEETINGS

    The Board of Directors maintains an Audit Committee, a Compensation Committee and a Nominating Committee. These committees do not have formal meeting schedules, but are required to meet at least once each year. During the past year, there were nine meetings of the Board of Directors, four meetings of the Audit Committee, and one meeting of each of the Compensation Committee and the Nominating Committee. Each director attended at least seventy-five percent (75%) of the meetings of the Board of Directors and of the committees of which he or she is a member.

    Current members of the Audit Committee are Ms. Conley, Chair, Mr. Mounger and Mr. Towne. The Audit Committee is responsible for recommending the Company's independent auditors and reviewing the scope, costs and results of the audit engagement.

    Current members of the Compensation Committee are Mr. Mounger, Chair, Ms. Conley and Mr. Brownfield. The Compensation Committee is responsible for determining the overall compensation levels of the Company's executive officers and administering the Company's stock incentive and employee stock purchase plans.

    Current members of the Nominating Committee are Mr. Brownfield, Chair, Ms. Conley and Mr. Jones. The Nominating Committee is primarily responsible for recommending director nominees to the Company's Board of Directors. The Nominating Committee will consider recommendations by Shareholders for vacancies on the Board, which recommendations may be submitted to the Company's Secretary.

DIRECTOR COMPENSATION

    The Company currently pays $1,000 per Board meeting attended and $500 per committee meeting attended to each director who is not an officer or employee of the Company. All directors are entitled to reimbursement for expenses incurred in traveling to and from Board meetings. From 1991 to 1995, Mr. Mounger was granted an option under the 1991 Plan to purchase 3,468 shares of the Company's Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant. Since 1995, pursuant to the 1995 Non-Employee Director Plan, directors who are not officers or employees of the Company have been eligible to receive annual option grants to purchase 3,468 shares of Common Stock at the fair market value of the Common Stock on the date of grant. If Shareholders approve the 1999 Nonemployee Director Stock Incentive Plan, directors who are not officers or employees of the Company will be eligible to receive annual option grants to purchase 7,500 shares of Common Stock at the fair market value of the Common Stock on the date of grant.

                PROPOSAL NO. 2: ADOPTION OF THE 1999 NONEMPLOYEE
                         DIRECTOR STOCK INCENTIVE PLAN

GENERAL

    On August 5, 1999, the Board of Directors of the Company recommended that Shareholders approve the 1999 Nonemployee Director Stock Incentive Plan (the "Director Plan") and directed that the Director Plan be submitted to Shareholders for such approval at the 1999 Annual Meeting. The Director Plan covers 150,000 shares of the Company's Common Stock.

ADMINISTRATION

    The Director Plan will be administered by the Compensation Committee. The Compensation Committee will have the power to interpret the Director Plan and to prescribe the rules, regulations and procedures in connection with the operation of the Director Plan. All questions of interpretation and application of the Director Plan, or as to stock options granted under the Director Plan, will be subject to the determination of the Compensation Committee. Notwithstanding the Compensation Committee's discretion to administer the Director Plan, the selection of the directors to whom stock options will be granted, the timing of the stock option grants, the number of shares subject to any stock option, and the exercise price of any stock option will be as set forth in the Director Plan. The Compensation Committee will have no discretion as to these matters.

STOCK OPTIONS

    On the third business day following the Annual Meeting of Shareholders in the years 1999 through 2003, each person who is then a member of the Board of Directors of the Company and who is not then an employee or an independent consultant of the Company or any of its subsidiaries will be granted a "nonstatutory stock option" to purchase 7,500 shares of the Company's Common Stock. A nonstatuatory stock option is a stock option which does not qualify under Section 422 or 423 of the Internal Revenue Code of 1986. If the number of shares remaining available for the grant of stock options under the Director Plan is not sufficient for each nonemployee director to be granted an option to purchase 7,500 shares, then each nonemployee director will be granted an option for a number of whole shares equal to the number of shares then remaining available under the Director Plan divided by the number of nonemployee directors. No fractional shares will be issued under the Director Plan.

    The option price for each stock option will be the fair market value of the Company's Common Stock on the date the stock option is granted. Fair market value, for this purpose, will generally be the mean between the highest and lowest sale price per share of the Common Stock as reported on the Nasdaq National Market on the date of grant. The option price for each stock option will be payable in full in cash at the time of exercise; however, in lieu of cash the person exercising the stock option may pay the option price in whole or in part by delivering previously owned shares of the Company's Common Stock having a fair market value on the date of exercise equal to the stock option price for the shares being purchased.

    No stock option may be exercised during the first six months of its term except in the event of the death of the optionee or unless the exercise date of the stock option has been accelerated upon the occurrence of certain change in control events. No stock option may be exercised after the expiration of ten years from the date of grant. Subject to the foregoing, if an optionee's service as a director terminates for any reason other than resignation, removal for cause or death, any outstanding stock option will be exercisable at any time within three years after the optionee ceases to be a director. If a director resigns or is removed for cause, any oustanding stock option will be exercisable at any time within three months after the optionee ceases to be a director.

    The Director Plan provides that all outstanding stock options granted under the Director Plan will become immediately and fully exercisable upon the occurrence of certain change in control events. This provision may be considered as having an anti-takeover effect.

    No stock option granted under the Director Plan is transferable other than by will or by the laws of descent and distribution, and a stock option may be exercised during an optionee's lifetime only by the optionee or the optionee's guardian or legal representative.

MISCELLANEOUS

    The Board of Directors may amend or terminate the Director Plan at any time, provided that no such termination will terminate any outstanding stock option and provided further that no amendment of the Director Plan may be made without Shareholder approval if Shareholder approval of the amendment is at the time required under Rule 16b-3 (or any successor Rule) or by the rules of the Nasdaq National Market or any other stock exchange on which the Company's Common Stock may then be listed. No amendment or termination of the Director Plan may, without the written consent of the holder of an outstanding stock option, adversely affect the rights of the holder with respect to the stock option.

FEDERAL INCOME TAX CONSEQUENCES

    The following is a brief summary of the principal Federal income tax consequences of the grant and exercise of nonstatutory stock options under present law.

    A director will not recognize any taxable income for Federal income tax purposes upon receipt of nonstatutory stock option. Upon the exercise of a nonstatutory stock option with cash, the amount by which the fair market value of the shares received, determined as of the date of exercise, exceeds the option price is generally treated as compensation received in the year of the exercise.

    Directors may be subject to a special Federal income tax rule upon the exercise of a nonstatutory stock option. If the sale of the shares received by exercising nonstatutory stock options could subject a director to liability under Section 16(b) of the Securities Exchange Act, the director may not recognize compensation income upon exercise as provided above. Instead, compensation may be recognized at a later time, as defined in income tax regulations.

    The acceleration of the exercise date of a stock option or the exercise of a stock option following the occurrence of a change in control event, in certain circumstances, may result in (i) a 20% Federal excise tax (in addition to Federal income tax) to the optionee on certain amounts associated with the stock option, and (ii) the loss of the compensation deduction which would otherwise be allowable to the Company.

NEW PLAN BENEFITS

    The following table sets forth the benefits or amounts that will be received by or allocated to each of the following (as long as they remain nonemployee directors) with respect to fiscal 2000 and each of the four fiscal years thereafter under the Director Plan:

                                                                                   NUMBER OF
                                                                                    SHARES
                                                                                  UNDERLYING
NAME                                                                                OPTIONS
------------------------------------------------------------------------------  ---------------
Michael S. Brownfield.........................................................         7,500
Frances M. Conley.............................................................         7,500
Larry C. Mounger..............................................................         7,500
James C. Towne................................................................         7,500
All current executive officers as a group.....................................           N/A
All current directors who are not executive officers as a group(1)............        30,000
All employees other than executive officers as a group........................           N/A

            PROPOSAL NO. 3: RATIFICATION OF APPOINTMENT OF AUDITORS

    The Board of Directors, acting upon the recommendation of the Audit Committee, has appointed Ernst & Young LLP ("Ernst & Young") as auditors of the Company for the fiscal year ending April 30, 2000. Ernst & Young has audited the accounts of the Company since fiscal year 1993. Representatives of Ernst & Young are expected to attend the meeting and will have the opportunity to make a statement and to respond to appropriate questions from Shareholders. In the event Shareholders do not ratify the appointment by a majority of the votes cast, represented in person or by proxy, the selection of auditors will be reconsidered by the Board of Directors.

The Board of Directors recommends a vote for ratification of Ernst & Young as auditors for the Company.

                COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

    Based solely on a review of copies of reports made pursuant to Section 16(a) of the Securities Exchange Act of 1934 and the related regulations (the "Exchange Act"), the Company believes that during fiscal year 1999 all filing requirements applicable to its directors, executive directors and 10 percent shareholders were satisfied, except that Mr. Brownfield filed two reports late reporting five transactions, Mr. Harvey Jones filed one report late reporting one transaction, Mr. Marks filed one report late reporting five transactions, Mr. Phil Jones filed one report late reporting one transaction, Mr. Mounger filed one report late reporting one transaction and Mr. Towne filed one report late reporting one transaction.

                  FUTURE SHAREHOLDER NOMINATIONS AND PROPOSALS

    Nominations of persons for election to the Board of Directors may be made at any Annual Meeting of Shareholders by any Shareholder of the Company (a) who is a Shareholder of record on the date of the giving of the notice and on the record date for the determination of Shareholders entitled to vote at the Annual Meeting, and (b) who timely complies with the notice procedures and form of notice set forth below. To be timely, a Shareholder's notice must be given to the Secretary of the Company and must be delivered to or mailed and received at the principal executive offices of the Company not less than sixty (60) days nor more than ninety (90) days prior to the anniversary date of the immediately preceding Annual Meeting of Shareholders; PROVIDED, HOWEVER, that in the event that the Annual Meeting is called for a date that is not within thirty (30) days before or after the anniversary date, or no Annual Meeting was held in the immediately preceding year, notice by the Shareholder in order to be timely must be so received no later than the close of business on the tenth (10th) day following the day on which the notice of the Annual Meeting date was mailed to Shareholders or other public disclosure of the Annual Meeting date was made, whichever first occurs. To be in proper form, a Shareholder's notice must be in written form and must set forth (a) as to each person whom the Shareholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the person, and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act, and (b) as to the Shareholder giving the notice (i) the name and record address of the Shareholder, (ii) the class or series and number of shares of capital stock of the Company which are owned beneficially or by record by the Shareholder, (iii) a description of all arrangements or understandings between the Shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the Shareholder, (iv) a representation that the Shareholder intends to appear in person or by proxy at the meeting to nominate the person named in its notice, and (v) any other information relating to the Shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act. The notice must be accompanied by a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected.

    To be included in the Company's proxy materials mailed to the Company's Shareholders pursuant to Rule 14a-8 of the Exchange Act, Shareholder proposals to be presented at the 2000 Annual Meeting of Shareholders must be received by the Company at its executive offices at 2701 First Avenue, Suite 500, Seattle, Washington 98121, to the attention of the Secretary, on or before April 20, 2000. No business may be transacted at an Annual Meeting of Shareholders, other than business that is either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (b) otherwise properly brought before the Annual Meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof), or (c) otherwise properly brought before the Annual Meeting by any Shareholder of the Company (i) who is a Shareholder of record on the date of the giving of the notice and on the record date for the determination of Shareholders of record on the date for the determination of Shareholders entitled to vote at the Annual Meeting, and
(ii) who timely complies with the notice procedures and form of notice set forth below. To be timely, a Shareholder's notice must be given to the Secretary of the Company and must be delivered to or mailed and received at the principal executive offices of the Company not less than sixty (60) days nor more than ninety (90) days prior to the anniversary date of the immediately preceding Annual Meeting of Shareholders; PROVIDED, HOWEVER, that in the event that the Annual Meeting is called for a date that is not within thirty (30) days before or after the anniversary date, or no Annual Meeting was held in the immediately preceding year, notice by the Shareholder in order to be timely must be so received no later than the close of business on the tenth (10th) day following the day on which the notice of the Annual Meeting date was mailed to Shareholders or other public disclosure of the Annual Meeting date was made, whichever first occurs. To be in proper form, a Shareholder's notice must be in written form and must set forth as to each matter the Shareholder proposes to bring before the Annual Meeting (a) a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting the business at the Annual Meeting, (b) the name and record address of the Shareholder, (c) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by each Shareholder, (d) a description of all arrangements or understandings between the Shareholder and any other person or persons (including their names) in connection with the proposal of the business, and (e) a representation that the Shareholder intends to appear in person or by proxy at the Annual Meeting to bring such business before the meeting.

                                 OTHER MATTERS

    As of the date of this Proxy Statement, management knows of no other business which will be presented for action at the Annual Meeting. If any other business requiring a vote of the Shareholders should come before the Annual Meeting, the persons designated as your proxies will vote or refrain from voting in accordance with their best judgment.

                                          By Order of the Board of Directors,

                                                         [SIG]

                                          Martin J. Marks
                                          PRESIDENT AND SECRETARY

Seattle, Washington
August 23, 1999

                                                                      APPENDIX A

                                 CUTTER & BUCK INC.
                   1999 NONEMPLOYEE DIRECTOR STOCK INCENTIVE PLAN

       1. PURPOSE OF THE PLAN. The purposes of this 1999 Nonemployee Director Stock Incentive Plan (the "Plan") are to promote the long-term success of Cutter & Buck Inc. (the "Company") by creating a long-term mutuality of interests between the nonemployee directors and shareholders of the Company, to provide an additional inducement for such directors to remain with the Company, and to provide a means through which the Company may attract able persons to serve as directors of the Company.

       2.     ADMINISTRATION.

              a. The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors of the Company (the "Board").

              b. The Committee shall interpret the Plan and prescribe such rules, regulations and procedures in connection with the operations of the Plan as it shall deem to be necessary and advisable for the administration of the Plan consistent with the purposes of the Plan. All questions of interpretation and application of the Plan, or as to stock options granted under the Plan, shall be subject to the determination of the Committee, which shall be final and binding.

              c. Notwithstanding the above, the selection of the directors to whom stock options are to be granted, the timing of such grants, the number of shares subject to any stock option, the exercise price of any stock option, the periods during which any stock option may be exercised and the term of any stock option shall be as hereinafter provided, and the Committee shall have no discretion as to such matters.

       3. SHARES AVAILABLE UNDER THE PLAN. The aggregate number of shares which may be issued and as to which grants of stock options may be made under the Plan is 150,000 shares of the common stock of the Company (without taking into effect any split of such shares), no par value (the "Common Stock"), subject to adjustment and substitution as set forth in Section 6. If any stock option granted under the Plan is canceled by mutual consent or terminates or expires for any reason without having been exercised in full, the number of shares subject to such option shall again be available for purposes of the Plan. The shares which may be issued under the Plan may be authorized but unissued shares, treasury shares, or both.

       4. GRANT OF STOCK OPTIONS. On the third business day following the day of each annual meeting of the shareholders of the Company, each person who is then a member of the Board and who is not then an employee of the Company or any of its subsidiaries and is not then an independent consultant (other than in his or her capacity as a member of the Board) to the Company or any of its subsidiaries (collectively a "Nonemployee Director") shall be granted, automatically and without further action by the Board or the Committee, a "nonstatutory stock option" (i.e., a stock option which does not qualify under Section 422 or 423 of the Internal Revenue Code of 1986 (the "Code") to purchase 7,500 shares of Common Stock, subject to adjustment and substitution as set forth in Section 6. If the number of shares then remaining available for the grant of stock options under the Plan at any time is not sufficient for each Nonemployee Director then eligible to be granted an option for 7,500 shares (or the number of adjusted or substituted shares pursuant to Section 6), then each such Nonemployee Director shall be granted an option for a number of whole shares equal to the number of shares then remaining available divided by the number of Nonemployee Directors then eligible for grant of an option in accordance with this Section 4, disregarding any fractions of a share.

       5. TERMS AND CONDITIONS OF STOCK OPTIONS. Stock options granted under the Plan shall be subject to the following terms and conditions:

              a. The purchase price at which each stock option may be exercised (the "Option Price") shall be one hundred percent (100%) of the fair market value of the shares of Common Stock covered by the stock option on the date of grant, determined as provided in Section 5.g.

              b. The Option Price shall be paid in full upon exercise, in cash in United States dollars (including check, bank draft or money order); provided, however, that in lieu of such cash the person exercising the stock option may pay the Option Price in whole or in part by delivering to the Company shares of the Common Stock having a fair market value on the date of exercise of the stock option, determined as provided in Section 5.g, equal to the Option Price for the shares being purchased; except that (i) any portion of the Option Price representing a fraction of a share shall in any event be paid in cash, and
(ii) no shares of the Common Stock which have been held for less than six months may be delivered in payment of the Option Price of a stock option. Delivery of shares may also be accomplished through the effective transfer to the Company of shares held by a broker or other agent. The Company will also cooperate with any person exercising a stock option who participates in a cashless exercise program of a broker or other agent under which all or part of the shares received upon exercise of the stock option are sold through the broker or other agent or under which the broker or other agent make a loan to such person. Notwithstanding the foregoing, the exercise of the stock option shall not be deemed to occur and no shares of Common Stock will be issued by the Company upon exercise of the stock option until the Company has received payment of the Option Price in full. The date of exercise of a stock option shall be determined under procedures established by the Committee, and as of the date of exercise, the person exercising the stock option shall be considered for all purposes to be the owner of the shares of Common Stock with respect to which the stock option has been exercised. Payment of the Option Price with shares shall not increase the number of shares of the Common Stock which may be issued under the Plan as provided in Section 3.

              c. No stock option shall be exercisable during the first six months of its term except in case of death as provided in Section 5.e. Subject to the preceding sentence and subject to Section 5.e, which provides for earlier termination of a stock option under certain circumstances, each stock option shall be exercisable for ten years from the date of grant and not thereafter. A stock option to the extent exercisable at any time may be exercised in whole or in part.

              d. No stock option shall be transferable by the grantee otherwise than by will, or if the grantee dies intestate, by the laws of descent and distribution of the state of domicile of the grantee at the time of death.

              e. If a grantee ceases to be a director of the Company for any reason, any outstanding stock options held by the grantee shall be exercisable according to the following provisions:

                     (i) If a grantee ceases to be a director of the Company for any reason other than resignation, removal for cause, or death, any outstanding stock option held by such grantee shall be exercisable by the grantee (but only if exercisable by the grantee immediately prior to ceasing to be director) at any time prior to the expiration date of such stock option or within three years after the date the grantee ceases to be a director, whichever is the shorter period;

                     (ii) If during his term of office as a director a grantee resigns from the Board or is removed from office for cause, any outstanding stock option held by the grantee which is not exercisable by the grantee immediately prior to resignation or removal shall terminate as of the date of resignation or removal, and any outstanding stock option held by the grantee which is exercisable by the grantee immediately prior to resignation or removal shall be exercisable by the grantee at any time prior to the expiration date of such stock option or within three months after the date of resignation or removal of the grantee, whichever is the shorter period;

                     (iii) Following the death of a grantee during service as a director of the Company, any outstanding stock option held by the grantee at the time of death (whether or not exercisable by the grantee immediately prior to death) shall be exercisable by the person entitled to do so under the will of the grantee, or, if the grantee shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the grantee at any time prior to the expiration date of such stock option or within three years after the date of death of the grantee, whichever is the shorter period; and

                     (iv) Following the death of a grantee after ceasing to be a director and during a period when a stock option is exercisable under clause (ii) above, the stock option shall be exercisable by such person entitled to do so under the will of the grantee or by such legal representative at any time prior to the expiration date of the stock option or within one year after the date of death, whichever is the shorter period.

       A stock option held by a grantee who has ceased to be a director of the Company shall terminate upon the expiration of the applicable exercise period, if any, specified in this Section 5.e.

              f. All stock options shall be confirmed by an agreement, or an amendment thereto, which shall be executed on behalf of the Company by the Chief Executive Officer (if other than the President), the President or any Vice President and by the grantee.

              g. Fair market value of the Common Stock shall be the mean between the following prices, as applicable, for the date as of which fair market value is to be determined, as quoted in THE WALL STREET JOURNAL (or in such other reliable publication as the Committee, in its discretion, may determine to rely upon): (i) if the Common Stock is listed on the New York Stock Exchange, the highest and lowest sales prices per share of the Common Stock as quoted in the NYSE-Composite Transactions listing for such date,
(ii) if the Common Stock is not listed on such exchange, the highest and lowest sales prices per share of the Common Stock for such date on (or on any composite index including) the principal United States securities exchange registered under the 1934 Act on which the Common Stock is listed, or (iii) if the Common Stock is not listed on any such exchange, the highest and lowest sales prices per share of the Common Stock for such date on the National Association of Securities Dealers Automated Quotations System or any successor system then in use ("NASDAQ"). If there are no such sale price quotations for the date as of which fair market value is to be determined but there are such sale price quotations within a reasonable period both before and after such date, then fair market value shall be determined by taking a weighted average of the means between the highest and lowest sales prices per share of the Common Stock as so quoted on the nearest date before and the nearest date after the date as of which fair market value is to be determined. The average should be weighted inversely by the respective numbers of trading days between the selling dates and the date as of which fair market value is to be determined. If there are no such sale price quotations on or within a reasonable period both before and after the date as of which fair market value is to be determined, then fair market value of the Common Stock shall be the mean between the bona fide bid and asked prices per share of Common Stock as so quoted for such date on NASDAQ, or if none, the weighted average of the means between such bona fide bid and asked prices on the nearest trading date before and the nearest trading date after the date as of which fair market value is to be determined, if both such dates are within a reasonable period. The average is to be determined in the manner described above in this Section 5.g. If the fair market value of the Common Stock cannot be determined on the basis previously set forth in this Section 5.g for the date as of which fair market value is to be determined, the Committee shall in good faith determine the fair market value of the Common Stock on such date. Fair market value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

              h. The obligation of the Company to issue shares of the Common Stock under the Plan shall be subject to (i) the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such shares, if deemed necessary or appropriate by counsel for the Company, (ii) the condition that the shares shall have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange, if any, on which the Common Stock may then be listed and (iii) all other applicable laws, regulations, rules and orders which may then be in effect.

       Subject to the foregoing provision of this Section 5 and the other provisions of the Plan, any stock option granted under the Plan shall be subject to such restrictions and other terms and conditions, if any, as shall be determined, in its discretion, by the Committee and set forth in the agreement referred to in Section 5.f, or an amendment thereto.

       6. ADJUSTMENT AND SUBSTITUTION OF SHARES. If a dividend or other distribution shall be declared upon the Common Stock payable in shares of the Common Stock, then (i) the number of shares of the Common Stock set forth in
Section 4, (ii) the number of shares of the Common Stock then subject to any outstanding stock options, and (iii) the number of shares of the Common Stock which may be issued under the Plan but are not then subject to outstanding stock options on the date fixed for determining the shareholders entitled to receive such stock dividend or distribution, shall be adjusted by adding thereto the number of shares of the Common Stock which would have been distributable thereon if such shares had been outstanding on such date.

       If the outstanding shares of the Common Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Company or another Company, whether through reorganization, reclassification, recapitalization, stock split up, combination of shares, merger or consolidation, then there shall be substituted for each share of the Common Stock set forth in Section 4, for each share of the Common Stock subject to any then outstanding stock option and for each share of the Common Stock which may be issued under the Plan but which is not then subject to any outstanding stock option, the number and kind of shares of stock or other securities into which each outstanding share of the Common Stock shall be so changed or for which each such share shall be exchangeable.

       In case of any adjustment or substitution as provided for in the first two paragraphs of this Section 6, the aggregate Option Price for all shares subject to each then outstanding stock option prior to such adjustment or substitution shall be the aggregate Option Price for all shares of stock or other securities (including any fraction) to which such shares shall have been adjusted or which shall have been substituted for such shares. Any new Option Price per share shall be carried to at least three decimal places with the last decimal place rounded upwards to the nearest whole number.

       If the outstanding Common Stock shall be changed in value by reason of any spinoff, split off or split up, or dividend in partial liquidation, dividend in property other than cash or extraordinary distribution to holders of the Common Stock, the Committee shall make any adjustments to any then outstanding stock option which it determines are equitably required to prevent dilution or enlargement of the rights of grantees which would otherwise result from any such transaction.

       No adjustment or substitution provided for in this Section 6 shall require the Company to issue or sell a fraction of a share or other security. Accordingly, all fractional shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution.

       Except as provided in this Section 6, a grantee shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

       7. EFFECT OF THE PLAN ON THE RIGHTS OF COMPANY AND SHAREHOLDERS. Nothing in the Plan, in any stock option granted under the Plan, or in any stock option agreement shall confer any right to any person to continue as a director of the Company or interfere in any way with the rights of the shareholders of the Company or the Board to elect and remove directors.

       8. AMENDMENT AND TERMINATION. The right to amend or to terminate the Plan at any time are hereby specifically reserved to the Board; provided that no such termination shall terminate any outstanding stock options granted under the Plan; and provided further that no amendment of the Plan shall be made without shareholder approval if shareholder approval of the amendment is at the time required for stock options under the Plan to qualify for any exemption from Section 16(b) of the 1934 Act provided by Rule 16b-3, or any successor rule, or by the rules of any stock exchange on which the Common Stock may then be listed. No amendment or termination of the Plan shall, without the written consent of the holder of a stock option theretofore awarded under the Plan, adversely affect the rights of such holder with respect thereto.

       9. EFFECTIVE DATE AND DURATION OF PLAN. The Plan shall become effective upon approval by the affirmative vote of the holders of a majority of the Common Stock present in person or by proxy and entitled to vote at a duly called and convened meeting of such holders, and the first stock options granted hereunder shall be granted on the third business day thereafter.

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                                     PROXY

                               CUTTER & BUCK INC.
                          2701 FIRST AVENUE, SUITE 500
                              SEATTLE, WA  98121

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Harvey N. Jones and Martin J. Marks, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Cutter & Buck Inc. held of record by the undersigned on July 28, 1999, at the Annual Meeting of Shareholders to be held on October 5, 1999, or any adjournment thereof.


-------------------------------------------------------------------------------
                        TRIANGLE  FOLD AND DETACH HERE  TRIANGLE

                                                             Please mark
                                                             your votes as  /X/
                                                             indicated in
                                                             this example


               FOR all nominees listed below    WITHHOLD AUTHORITY
                        (except as marked to    to vote for all nominees
                         the contrary below)    listed below

                                / /                   / /

1. ELECTION OF DIRECTORS. Elect two Class 2 directors to serve until the 2002 Annual Meeting of Shareholders and until their respective successors are elected and qualified.

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name listed below.)

Harvey N. Jones, Michael S. Brownfield





                                                  FOR       AGAINST      ABSTAIN
2. ADOPTION OF THE 1999 NONEMPLOYEE
DIRECTOR STOCK INCENTIVE PLAN.  Approve the       / /         / /          / /
1999 Nonemployee Director Stock Incentive Plan.

3. INDEPENDENT AUDITORS.  Ratify the appointment  / /         / /          / /
of Ernst & Young LLP as the Company's auditors.

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 THROUGH 3 AND WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES UPON ALL OTHER MATTERS WHICH MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.




Signature
          ----------------------------------

Signature (if held jointly)
                            -------------------------------------
Dated:            , 1999
      ------------

Please sign name as it appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If a corporation, please sign full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

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